Exhibit 10.1

AMENDMENT TO THE INVOICE PURCHASE AND SECURITY AGREEMENT

THIS AMENDMENT TO THE INVOICE PURCHASE AND SECURITY AGREEMENT (“Amendment”) is made and entered into this 21st day of April 2023, by and among Sprout Foods, Inc. dba Sprout Organics, a Delaware corporation, (collectively, “Seller”) and Alterna Capital Solutions, LLC (“Purchaser”).

WHEREAS, Seller and Purchaser (hereinafter collectively referred to as the “Parties”) entered into that certain Invoice Purchase and Security Agreement, (as subsequently amended, the “Agreement”), dated and eﬀective as of January 20, 2023.

WHEREAS, the Seller and Purchaser desire to enter into this Amendment in order to amend the Agreement to reﬂect certain agreed upon changes to the terms of the Agreement.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and valuable consideration, the receipt and suﬃciency of which are hereby acknowledged, the Parties agree as follows:

1.
The recitals set forth in the “Whereas” clauses above are true and correct and are incorporated herein and made a part hereof. Unless otherwise speciﬁcally deﬁned herein, each term used herein which is deﬁned in the Agreement shall have the meaning assigned to such term in the Agreement.

2.
The deﬁnition of “Collateral” set forth in Section 1.11. of the Agreement shall be amended and restated in its entirety as set forth below:

“Collateral” – All of Seller’s now owned and hereafter acquired personal property and ﬁxtures, including without limitation Accounts; Chattel Paper; Inventory; Equipment; Instruments, including Promissory Notes; Investment Property; Documents; Deposit Accounts; Letter of Credit Rights; General Intangibles (excluding all patents, trademarks, and licenses); Supporting Obligations, and the proceeds of the foregoing (including proceeds of proceeds).

3.
The deﬁnition of “Maximum Amount” set forth in Section 1.28. of the Agreement shall be amended and restated in its entirety as set forth below:

“Maximum Amount” - $7,500,000 of net funds employed at any given time.

4.
Except as provided in this Amendment, the Agreement shall remain in full force and eﬀect. In the event of a conﬂict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms of this Amendment shall govern.

5.
This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument. Delivery of an executed counterpart of the signature page to this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment, and any Party delivering such an executed counterpart of the signature page to this Amendment by such means to any other Party shall thereafter also promptly deliver a manually executed counterpart of this Amendment to such other Party, provided that the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Amendment.

6.
This Amendment and all agreements relating to the subject matter hereof are the product of negotiation and preparation by and among each party and its respective attorneys, and shall be construed accordingly.

7.
Any individual who is signing this Amendment in a representative capacity warrants that he or she does so with full authority and only after having received all necessary approvals to sign on behalf of his or her principal.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment on the date set forth above.

SELLERS:

Sprout Foods, Inc dba Sprout Organics

By: /s/ Sarah Tynan

Name: Sarah Tynan

Title: Chief Executive Oﬃcer

PURCHASER:

Alterna Capital Solutions, LLC

By: /s/ Stan Carpenter

Name: Stan Carpenter

Title: President

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

The undersigned (the “Guarantor”) hereby acknowledges and agrees to the attached Amendment to Invoice Purchase and Security Agreement (the “Amendment”). The Guarantor acknowledges and reaﬃrms its obligations owing to the Purchaser under that certain Commercial Guaranty (Corporate Guarantor), dated as of January 10, 2023 (the “Guaranty”), and the Guarantor agrees that the Guaranty is and shall remain in full force and eﬀect notwithstanding the Amendment. Although the Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to the same, the Guarantor understand that the Purchaser does not have any obligation to inform the Guarantor of such matters in the future nor any obligation to seek the Guarantor’s acknowledgement or agreement to future amendments, consents or waivers with respect to the Agreement, and nothing herein shall create such a duty.

All initially capitalized terms used in this Acknowledgment and Agreement of Guarantor shall have the respective meanings set forth for such terms in the Agreement referred to in the Amendment.

Dated: As of April 21, 2023 GUARANTOR:

Neptune Wellness Solutions Inc., a Quebec corporation

By:

Name: Raymond Silcock Title: Chief Financial Oﬃcer